VOYA SEPARATE PORTFOLIOS TRUST

Voya Securitized Credit Fund

(“Fund”)

Supplement dated September 20, 2017

to the Fund’s Class A, Class I, Class P, and Class W Prospectus

and Class T Prospectus

(“Prospectus” collectively “Prospectuses”),

each dated July 31, 2017

Pursuant to the guidance from the U.S. Securities and Exchange Commission, as the Fund was originally classified as non-diversified but has been managed as diversified for a period of at least three years, the Fund’s classification has changed from a non-diversified fund to a diversified fund effective September 20, 2017. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. Voya Separate Portfolios Trust is organized as a Delaware statutory trust.

Effective immediately, the Fund’s Prospectuses are hereby revised as follows:

1.	The sixth paragraph of the section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is deleted in its entirety.

2.	The risk entitled “Issuer Non-Diversification” of the section entitled “Principal Risks” of the Fund’s Prospectuses is hereby deleted in its entirety.

3.	The following paragraph is added to the section entitled “Performance Information – Average Annual Total Returns” of the Fund’s Class A, Class I, Class P, and Class W Prospectus:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class P shares only. After-tax returns for other classes will vary.

4.	The information related to the Fund in the table of the subsection entitled “Key Fund Information – Fund Diversification” of the Fund’s Prospectuses is deleted and replaced with the following:

Fund	Diversified	Non-Diversified
Voya Securitized Credit Fund	X

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA SEPARATE PORTFOLIOS TRUST

Voya Securitized Credit Fund

(“Fund”)

Supplement dated September 20, 2017

to the Fund’s Statement of Additional Information (“SAI”),

dated July 31, 2017

Pursuant to the guidance from the U.S. Securities and Exchange Commission, as the Fund was originally classified as non-diversified but has been managed as diversified for a period of at least three years, the Fund’s classification has changed from a non-diversified fund to a diversified fund effective September 20, 2017. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. Voya Separate Portfolios Trust is organized as a Delaware statutory trust.

Effective immediately, the Fund’s SAI is hereby revised as follows:

1.	The information related to the Fund in the table of the subsection entitled “Supplemental Description of Fund Investments and Risks – Diversification” of the Fund’s SAI is hereby deleted and replaced with the following:

Fund	Diversified	Non-Diversified	Concentrated
Voya Securitized Credit Fund	X

2.	Item No. 8 in the sub-section “Fundamental and Non-Fundamental Investment Restrictions – Fundamental Investment Restrictions” is hereby deleted and replaced with the following:

8. (except Voya Emerging Markets Hard Currency Debt Fund and Voya Emerging Markets Local Currency Debt Fund) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or a Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered investment companies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE